EXHIBIT (aa)



                                 LEASE AGREEMENT






                               Dated March 1, 1997


                                 By and between



                            CITY OF WINFIELD, ALABAMA


                                       and


                     BUCCANEER HOMES, a division of Cavalier
                              Manufacturing, Inc.
                             a Delaware corporation
















         The interest of the City of Winfield, Alabama in any rents, revenues and receipts derived by it under this Lease Agreement has been assigned to First Commercial Bank, as Trustee under the Trust Indenture dated as of March 1, 1997.


This Lease Agreement was prepared by Heyward C. Hosch of Walston, Wells, Anderson & Bains, LLP, Financial Center, 505 20th Street North, Suite 500, Birmingham, Alabama 35203

STATE OF ALABAMA

MARION COUNTY

                                                   LEASE AGREEMENT


         LEASE AGREEMENT dated as of March 1, 1997, between the CITY OF WINFIELD, ALABAMA, a municipal corporation and instrumentality under the laws of the State of Alabama (the "Issuer"), and BUCCANEER HOMES, a division of Cavalier Manufacturing, Inc., a Delaware corporation (the "User").

                                                      Recitals

         Pursuant to and for the purposes expressed in Article 2 of Chapter 54 of Title 11 of the Code of Alabama 1975, the Issuer and the User have executed and delivered this Lease Agreement simultaneously with the issuance and sale by the Issuer of its $1,500,000 Industrial Development Revenue Bonds (Buccaneer Homes Project), dated March 1, 1997, under and pursuant to that certain Trust Indenture dated as of March 1, 1997 from the Issuer to First Commercial Bank, as trustee, to finance the acquisition, construction and installation of a "project" within the meaning of the Enabling Law, as more particularly described in said Trust Indenture.

         NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements herein contained, the Issuer and the User hereby covenant, agree and bind themselves as follows:


ARTICLE 1                                             ARTICLE 1
---------                                             ---------

                                                     Definitions

         For all purposes of this Lease Agreement:

         (a) Capitalized terms used herein without definition shall have the respective meanings assigned thereto in the Indenture.

         (b)      The following general rules of construction shall apply:

                  (1) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                  (2) All accounting terms not otherwise defined herein have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles. All references herein to "generally accepted accounting principles" refer to such principles as they exist at the date of application thereof.

                  (3) All references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of this instrument as originally executed.

                  (4) The terms "herein", "hereof" and "hereunder" and other words of similar import refer to this Lease Agreement as a whole and not to any particular Article, Section or other subdivision.

         (c)      The following terms shall have the following meanings:

         Abatement Agreement means that certain Abatement Agreement dated June 6, 1996 among the User and the Issuer with respect to the abatement of certain taxes with respect to the Project.

         Additional Rental Payments shall mean the payments to be made pursuant to Section 5.03.

         Basic  Rental  Payments  shall mean the  Payments  payable  pursuant to
Section 5.02.

         Bond Fund shall mean the fund established pursuant to Section 8.01 of the Indenture.

         Bond Guaranty shall mean that certain Bond Guaranty Agreement dated March 1, 1997, executed by User in favor of the Trustee.

         Bond Payment Date shall mean each date on which any principal of, premium (if any) or interest on the Bonds is due and payable (whether on the maturity or due dates thereof, by call for optional or mandatory or extraordinary redemption, or by acceleration).

         Construction  Fund shall mean the fund established  pursuant to Section
7.02 of the Indenture.

         Credit Documents shall mean collectively that certain Credit Agreement dated March 1, 1997 between the Credit Obligor and the User and all agreements, documents, guaranties, instruments, notes, notices, and other writings executed and delivered by the User or any other person or persons which evidence or provide security for the obligations of the User with respect to the Letter of Credit, including any amendments or supplements to any thereof from time to time entered into pursuant to the applicable provisions thereof, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Credit Documents" shall mean collectively all agreements, documents, instruments, notes, notices, and other writings which evidence or provide security for the obligations of the User with respect to such Substitute Letter of Credit.

         Credit Obligor Mortgage shall mean that certain Mortgage, Assignment of Leases and Security Agreement dated as of March 1, 1997 by the Issuer and the User to the Credit Obligor as security for the obligations of the User to the Credit Obligor under the Credit Documents.

         Enabling Law shall mean Article 2 of Chapter 54 of Title 11 of the Code of Alabama 1975.

         Environmental Law shall mean and include all laws, rules, regulations, ordinances, judgments, decrees, codes, orders, injunctions, notices and demand letters of any Governmental Authority applicable to the User or the Project Site (including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601, et seq.) relating to pollution or protection of human health or the environment, including any relating to Hazardous Substances.

         Equipment  shall have the meaning  assigned  in Demising  Clause III of
Article 3.

         Financing Documents shall mean the Indenture, the Lease Agreement, the Bond Guaranty, the Credit Documents, and the Letter of Credit.

         Governmental   Authority  shall  mean  any  federal,   state,   county,
municipal, or other government, domestic or foreign, and any agency, authority, department, commission, bureau, board, court or other instrumentality thereof.

         Hazardous Substances shall mean and include all pollutants, contaminants, toxic or hazardous wastes and other substances (including asbestos, urea formaldehyde, foam insulation and materials containing either petroleum or any of the substances referenced in Section 101(14) of CERCLA), the removal of which is required or the manufacture, use, maintenance and handling of which is regulated, restricted, prohibited or penalized by an Environmental Law, or, even though not so regulated, restricted, prohibited or penalized, might pose a hazard to the health and safety of the public or the occupants of the property on which it is located or the occupants of the property adjacent thereto.

         Improvements  shall have the meaning  assigned in Demising Clause II of
Article 3.

         Indenture shall mean that certain Trust Indenture dated as of March 1, 1997 between the Issuer and the Trustee as originally executed or as it may from time to time be supplemented, modified or amended by one or more indentures or other instruments supplemental hereto entered into pursuant to the applicable provisions thereof.

         Indenture Indebtedness shall mean all indebtedness of the Issuer at the time secured by the Indenture, including without limitation (i) all principal of, premium (if any) and interest on the Bonds and (ii) all reasonable and proper fees, charges and disbursements of the Trustee and Paying Agent for services performed and disbursements made under the Indenture.

         Internal Revenue Code shall mean whichever of the following shall be applicable in the context: the Internal Revenue Code of 1954, as amended; the Internal Revenue Code of 1986, as amended; and the transition rules of related legislation.

         Issuer shall mean the City of Winfield, Alabama, a municipal corporation under the laws of the State of Alabama, until a successor shall have become such pursuant to the applicable provisions of the Indenture and this Lease Agreement, and thereafter "Issuer" shall mean such successor corporation.

         Lease Agreement shall mean this instrument including any amendments or supplements to such instrument from time to time entered into pursuant to the applicable provisions thereof.

         Lease Default shall have the meaning stated in Article 10 of this Lease Agreement. A Lease Default shall "exist" if a Lease Default shall have occurred and be continuing.

         Lease  Term  means the  duration  of the  leasehold  estate  granted in
Section 5.01 of this Lease Agreement.

         Net Proceeds, when used with respect to any insurance or condemnation award, means the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all reasonable expenses (including reasonable attorneys' fees and any extraordinary fee of the Trustee) incurred in the collection of such gross proceeds.

         Permitted Encumbrances means, as of any particular time, (i) the Financing Documents, (ii) liens for taxes, assessments or other governmental charges or levies not due and payable or which are currently being contested in good faith by appropriate proceedings, (iii) utility, access and other easements and rights of way, party walls, restrictions and exceptions that may be granted or are permitted under this Lease Agreement, (iv) any mechanic's, laborer's, materialman's, supplier's or vendor's lien or right or purchase money security interest if payment is not yet due and payable under the contract in question,
(v) such minor defects, irregularities, encumbrances, easements, rights of way and clouds on title as do not, in the opinion of an independent Counsel, materially impair the Project for the purpose for which it was acquired or is held by the Issuer, and (vi) such encumbrances, mortgages, and other matters which appear of public record prior to the date of recording of this Lease Agreement.

         Project shall mean the Project Site, the Improvements and the Equipment, as the same may at any time exist, and all other property and rights referred to or intended so to be in Demising Clauses I through III, inclusive, hereof.

         Project  Costs  shall  mean  all  costs  of  acquiring,   constructing,
equipping and improving the Project, including without limitation:

                  (1) the purchase price and related costs for the acquisition of real property or any interest therein,

                  (2) the cost of labor, materials and supplies furnished or used in the acquisition, construction and installation of the Improvements and the costs of acquiring and installing the Equipment,

                  (3) acquisition, transportation and installation costs for personal property and fixtures,

                  (4) fees for architectural, engineering and supervisory services,

                  (5)      expenses   incurred  in  the   enforcement  of  any
         remedy   against  any   contractor, subcontractor, materialmen, vendor,
         supplier or surety,

                  (6) interest accruing on the Bonds until the Project is placed in service,

                  (7) expenses incurred by the Issuer and the User in connection with the financing of the Project including legal, consulting and accounting fees,

                  (8) reimbursement to the User for any of the foregoing costs, fees and expenses set forth in (1) through (7) above, paid by it with its own funds.

         Project Site shall mean the real property described in Demising Clause I of Article 3.

         Rental Payments shall mean collectively the Basic Rental Payments and the Additional Rental Payments.


         State shall mean the State of Alabama.

         Trustee shall mean First Commercial Bank, until a successor Trustee shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Trustee" shall mean such successor.

         Unimproved when used with reference to the Project Site shall mean any part of the Project Site upon which no part of a building or other structure rests.

         User shall mean Buccaneer Homes, a division of Cavalier Manufacturing, Inc., and its successors and assigns, and thereafter "User" shall mean such persons.


ARTICLE 2                                             ARTICLE 2
---------                                             ---------

                                                   Representations

        SECTION 2.01  Representations by the Issuer

         The Issuer makes the following representations

         (a) The Issuer has the power under the Enabling Law to enter into the transactions contemplated by this Lease Agreement and to carry out its obligations hereunder. By proper corporate action the Issuer has duly authorized the execution and delivery of this Lease Agreement, the Indenture, and the Bonds.

         (b) The Issuer has determined that the issuance of the Bonds, the acquisition, construction and equipping of the Project and the leasing of the Project to the User will promote industry, develop trade and further the use of the agricultural products and natural and human resources of the State and the development and preservation of said resources.

         (c) The Bonds will be issued and delivered contemporaneously with the delivery of this Lease Agreement.

         (d) Pursuant to Section 11-54-23 of the Code of Alabama 1975, and prior to the leasing of the Project to the User and prior to the issuance of the Bonds, the Issuer has found and determined as follows and does hereby represent, warrant, certify and declare that

                  (1) This Lease Agreement is made and conditioned upon completion of the Project and provides for payment to the Issuer of such rentals as shall be sufficient to pay the principal of and interest on the Bonds, the amount necessary in each year to pay the said principal of and interest on the Bonds being as follows:

                    Year                     Principal                       Interest                   Total

                    1998                       $120,000                      73,402.50               193,402.50
                    1999                        125,000                      68,602.50               193,602.50
                    2000                        130,000                      63,227.50               193,227.50
                    2001                        140,000                      57,377.50               197,377.50
                    2002                        145,000                      50,797.50               195,797.50
                    2003                        150,000                      43,765.00               193,765.00
                    2004                        160,000                      36,265.00               196,265.00
                    2005                        170,000                      28,105.00               198,105.00
                    2006                        175,000                      19,265.00               194,265.00
                    2007                        185,000                       9,990.00               194,990.00


                  (2) The Issuer has determined that it is not advisable to establish or maintain any reserves or reserve funds in connection with the retirement of the Bonds or the maintenance of the Project.

                  (3) The terms of this Lease Agreement provide that the User shall maintain the Project and carry all proper insurance with respect thereto and this Lease Agreement provides for payment of such rentals as shall be sufficient therefor.

         SECTION 2.02  Representations by the User

         The User makes the following representations:

         (a) The User is duly organized and validly existing as a corporation under the laws of the State of Delaware, is duly qualified to do business in the State of Alabama, is not in violation of any provisions of its documents of organization or the laws of the State of Delaware or Alabama, has power to enter into this Lease Agreement, and by proper action has duly authorized the execution and delivery of this Lease Agreement.

         (b) The financing of the Project through the issuance of the Bonds and the leasing of the Project to the User has induced the User to enlarge, expand and improve existing operations in the State as provided in the Enabling Law.

         (c) The User intends to operate the Project for manufacturing, production, assembling, processing, storing and distribution of such agricultural, manufactured or mineral products as the User shall determine and in such a manner that it will constitute a "project" within the meaning of the Enabling Law.

         (d) This Lease Agreement is necessary to promote and further the financial and economic interests of the User and the assumption by the User of its obligations hereunder will result in direct financial benefits to the User.


                                                      ARTICLE 3ARTICLE 3

                                                  Demising Clauses

         The Issuer, for and in consideration of the rents, covenants and agreements hereinafter reserved, mentioned and contained on the part of the User to be paid, kept and performed, does hereby demise and lease to the User, and the User does hereby lease, take and hire from the Issuer, the following property:

                                                         I.

                  The real property described on Exhibit A hereto and all other real property, or interests therein, acquired by the Issuer with proceeds of the Bonds or with funds advanced or paid pursuant to this Lease Agreement (the "Project Site"), together with all easements, permits, licenses, rights-of-way, contracts, leases, tenements, hereditaments, appurtenances, rights, privileges and immunities pertaining or applicable to said real property.

                                                         II.

                  All buildings, structures and other improvements now or hereafter constructed or situated on the Project Site, including without limitation all buildings, structures and other improvements constructed on the Project Site with proceeds of the Bonds or with funds advanced or paid by the User pursuant to this Lease Agreement (the "Improvements").

                                                        III.

                  The machinery, equipment, personal property and fixtures described on Exhibit B attached hereto and all other machinery, equipment, personal property and fixtures acquired with the proceeds of the Bonds or with funds advanced or paid by the User pursuant to this Lease Agreement, together with all personal property and fixtures acquired in substitution therefor or as a renewal or replacement thereof (the "Equipment").

SUBJECT, HOWEVER, to Permitted Encumbrances.


                                                      ARTICLE 4ARTICLE 4

                                             Acquisition of the Project

         SECTION 4.01  Agreement to Acquire

         (a) Simultaneously with the delivery of this Lease Agreement the Issuer shall cause the Bond proceeds to be deposited in the Construction Fund. The Issuer shall cause the Bond proceeds to be advanced to the User by withdrawal from the Construction Fund, in accordance with the requirements of the Indenture, for the payment of Project Costs at such times and in such amounts as shall be directed by the User. The Bond proceeds shall be used solely for the payment of Project Costs as provided in the Indenture.

         (b) The User will acquire and construct the Project with all reasonable dispatch and due diligence and will cause the Project to be placed in service as promptly as practicable. The Issuer will not execute any contract or purchase orders for the Project without the prior written consent of the User.

         (c) Compliance with laws and regulations necessary to realize any sales and use tax exemption with respect to the acquisition, construction and equipping of the Project shall be the sole responsibility of the User and the Issuer does not assume any responsibility or give any assurance with respect to any possible exemption from sales and use taxes.

         (d) The User may, with the prior written consent of the Credit Obligor except as provided below, cause changes or amendments to be made in the plans and specifications for such acquisition and construction of the Project, provided (1) such changes or amendments will not change the nature of the Project to the extent that it would not constitute a "project" as authorized by the Enabling Law, and (2) such changes or amendments will not materially affect the utility of the Project for its intended use. The User may, without the consent of the Credit Obligor, make changes to the plans and specifications for the Project which do not increase the total cost of the Project by more than $100,000 in the aggregate for all such changes. The Issuer will make only such changes or amendments in the plans and specifications for the acquisition and construction of the Project as may be requested in writing by the User.

         (e) The Issuer and the User shall from time to time each appoint by written instrument an agent or agents authorized to act for each respectively in any or all matters relating to the acquisition and construction of the Project and payments to be made out of the Construction Fund. One of the agents appointed by the User shall be designated its Project Supervisor. Either the Issuer or the User may from time to time revoke, amend or otherwise limit the authorization of any agent appointed by such party to act on such party's behalf or designate another agent or agents to act on such party's behalf, provided that there shall be at all times at least one agent authorized to act on behalf of the Issuer, and at least one agent (who shall be the Project Supervisor) authorized to act on behalf of the User, with reference to all the foregoing matters. The Project Supervisor at any time designated by the User is hereby irrevocably appointed as agent for the Issuer to issue and execute, for and in the name and behalf of the Issuer and without any further approval of the board of directors or any officer, employee or other agent thereof, a payment request or requisition on the Construction Fund.

         (f) In the event the proceeds derived from the sale of the Bonds are insufficient to pay in full all Project Costs, the User shall be obligated to complete the acquisition and construction of the Project at its own expense and the User shall pay any such deficiency and shall save the Issuer whole and harmless from any obligation to pay such deficiency. The User shall not by reason of the payment of such deficiency from its own funds be entitled to any diminution in Rental Payments.

         SECTION 4.02  No Warranty of Suitability of Issuer

         THE USER RECOGNIZES THAT SINCE THE PLANS AND SPECIFICATIONS FOR ACQUIRING AND CONSTRUCTING THE PROJECT ARE FURNISHED BY IT, THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, NOR OFFERS ANY ASSURANCES THAT THE PROJECT WILL BE SUITABLE FOR THE USER'S PURPOSES OR NEEDS OR THAT THE PROCEEDS DERIVED FROM THE SALE OF THE BONDS WILL BE SUFFICIENT TO PAY IN FULL ALL PROJECT COSTS.

         SECTION  4.03  Pursuit  of  Remedies  Against  Vendors,   Contractors
and   Subcontractors   and  Their Sureties

         The User may, in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any other action involving any vendor, contractor, subcontractor or surety under any contract or purchase order for acquisition and construction of the Project which the User deems reasonably necessary, and the Issuer hereby irrevocably appoints the User as its agent with respect to any such action or proceeding and agrees that it will cooperate fully with the User and will take all action requested by the User in any such action or proceeding. Any amounts recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing shall be paid into the Construction Fund and applied as provided for funds on deposit therein. The User will pay all costs, fees and expenses incurred which are not paid from the Construction Fund.

         SECTION 4.04  Completion of the Project

         (a) The completion of the Project shall be evidenced to the Trustee by a certificate signed by the Project Supervisor on behalf of the User stating that (1) construction of the Improvements has been completed in accordance with the plans and specifications approved by the User, (2) the Equipment has been acquired and installed in accordance with the User's instructions, (3) all Project Costs have been paid, and (4) all facilities and improvements necessary in connection with the Project have been acquired and installed and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against any vendor, contractor, subcontractor or other person not a party to this Lease Agreement which exist at the date of such certificate or which may subsequently come into being. The Issuer and the User will cooperate in causing such certificate to be furnished to the Trustee.

         (b) After the delivery of the aforesaid certificate to the Trustee, any moneys then remaining in the Construction Fund shall be transferred to the Bond Fund and applied as provided therein.


                                                      ARTICLE 5ARTICLE 5

                                               Duration of Lease Term
                                                and Rental Provisions

         SECTION 5.01  Duration of Term

         The term of this Lease Agreement and of the lease herein made shall begin on the date of the delivery of this Lease Agreement and, subject to the provisions of this Lease Agreement, shall continue until midnight of March 1, 2007. The Issuer will deliver to the User possession of the Project on the commencement date of the Lease Term, subject to the inspection and other rights reserved in this Lease Agreement, and the User will accept possession thereof at such time; provided, however, the Issuer will be permitted such possession of the Project as shall be necessary and convenient for it to construct or install any additions or improvements and to make any repairs or restorations required or permitted to be constructed, installed or made by the Issuer pursuant to the provisions hereof.

         SECTION 5.02 Basic Rental Payments; Draws Under Letter of CreditBasic Rental Payments; Draws Under Letter of Credit

         (a) On or before 10:00 a.m. (Birmingham, Alabama time) on each Bond Payment Date, the User shall pay to the Trustee, for the account of the Issuer, as Basic Rent for the use an occupancy of the Project, an amount equal to the principal of, premium (if any) and interest on the Bonds due and payable on such Bond Payment Date; provided, however, that (i) any amount already on deposit in the Bond Fund on the due date of such Basic Rental Payment and available for the payment of the principal of, premium (if any) and interest on the Bonds on such Bond Payment Date shall be credited against the amount of such Basic Rental Payment, and (ii) any amount drawn by the Trustee pursuant to the Letter of Credit for the payment of the principal of, premium (if any) and interest on the Bonds on such Bond Payment Date shall be credited against such Basic Rental Payment.

         (b) On each Bond Payment Date prior to 10:00 a.m. (Birmingham, Alabama time) the Trustee shall, without making any prior claim or demand on the User for the payment of Basic Rental Payments with respect to Bonds make a draw on the Letter of Credit in an amount equal to the amount of principal of, premium (if any) and interest on the Bonds due and payable on such Bond Payment Date. The User shall receive a credit against Basic Rental Payments for the amount so drawn.

         (c) The User hereby authorizes and directs the Trustee to draw moneys under the Letter of Credit in accordance with the provisions of the Indenture and this Lease Agreement to the extent necessary to pay the principal of, premium (if any) and interest on the Bonds when due and payable pursuant to the Indenture and the Letter of Credit.

         (d) All Basic Rental Payments shall be made in funds immediately available to the Trustee at its Principal Office on or before the related Bond Payment Date.

         (e) If any Basic Rental Payment is due on a day which is not a Business Day, such payment may be made on the first succeeding day which is a Business Day with the same effect as if made on the day such payment was due.

         (f) The User acknowledges, covenants, and agrees that until the Indenture Indebtedness is paid in full the User shall make Basic Rent Payments in such amounts and at such times as shall be necessary to enable the Trustee to pay in full in accordance with the Indenture the principal of, premium (if any) and interest on the Bonds when and as the same becomes due and payable.

         SECTION 5.03  Additional Rental Payments

         (a)  The User shall make Additional Rental Payments as follows:

                  (1) the acceptance fee of the Trustee and the annual (or other regular) fees, charges and expenses of the Trustee and the Paying Agent.

                  (2)  any amount to which the Trustee may be entitled under
         Section 13.07 of the Indenture; and

                  (3) the reasonable expenses of the Issuer incurred at the request of the User, or in the performance of its duties under any of the Financing Documents, or in connection with any litigation which may at any time be instituted involving the Project, the Financing
         Documents, or in the pursuit of any remedies under the Financing Documents.

         (b) All   Additional  Rental  Payments shall be due and payable within
10 days after receipt by the User of an invoice therefor.

         SECTION 5.04 Advances by Issuer or Trustee

         If the User shall fail to perform any of its covenants in this Lease Agreement, the Issuer or the Trustee may, at any time and from time to time, after written notice to the User if no Lease Default exists, make advances to effect performance of any such covenant on behalf of the User. Any money so advanced by the Issuer or the Trustee, together with interest at the base or prime rate of the Trustee plus 2%, shall be paid upon demand.

          SECTION 5.05 Indemnity of Issuer, Trustee and Paying Agent

         (a) The User covenants and agrees to pay and to indemnify and hold the Issuer and the Trustee (and each officer, director, employee, member and agent of each thereof) harmless against, any and all liabilities, losses, damages, claims or actions (including all reasonable attorneys' fees and expenses of the Issuer and Trustee), of any nature whatsoever incurred by the Issuer and the Trustee without gross negligence or willful misconduct on their part arising from or in connection with their performance or observance of any covenant or condition on their part to be observed or performed under any of the Financing Documents, including without limitation, (i) any injury to, or the death of, any person or any damage to property at the Project, or in any manner growing out of or connected with the use, nonuse, condition or occupation of the Project or any part thereof, (ii) any damage, injury, loss or destruction of the Project, (iii) any other act or event occurring upon, or affecting, any part of the Project,
(iv) violation by the User of any contract, agreement or restriction affecting the Project or the use thereof of which the User has notice and which shall have existed at the commencement of the Lease Term hereof or shall have been approved by the User, or of any law, ordinance or regulation affecting the Project or any part thereof or the ownership, occupancy or use thereof, (v) any violation of, or non-compliance of the Project Site with, Environmental Laws, or the presence of Hazardous Substances now or hereafter on or under or included in the Project Site and any investigation, clean up or removal of, or other remedial action or response costs with respect to, any Hazardous Substances now or hereafter located on or under or included in the Project Site, or any part thereof, that may be required by any Environmental Law or Governmental Authority (specifically including without limitation any and all liabilities, damages, fines, penalties, response costs, investigatory or other costs pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601 et seq.) and including without limitation claims alleging non-compliance with Environmental Laws which seek relief under or are based on state or common law theories such as trespass or nuisance, and (vi) liabilities, losses, damages, claims or actions arising out of the offer and sale of the Bonds or a subsequent sale or distribution of any of the Bonds, unless the same resulted from a representation or warranty of the Issuer or the Trustee in any of the Financing Documents or any certificate delivered by the Issuer or the Trustee pursuant thereto being false or misleading in a material respect and such representation or warranty was not based upon a similar representation or warranty of the User furnished to the Issuer or the Trustee in connection therewith.

         (b) The User hereby agrees that the Issuer and the Trustee shall not incur any liability to the User, and shall be indemnified against all liabilities, in exercising or refraining from asserting, maintaining or exercising any right, privilege or power of the Issuer or the Trustee under any of the Financing Documents if the Issuer or the Trustee as the case may be is acting in good faith and without willful misconduct or in reliance upon a written request by the User.

         (c) If any indemnifiable party (whether the Issuer or the Trustee) shall be obligated to pay any claim, liability or loss, and if in accordance with all applicable provisions of this Section the User shall be obligated to indemnify and hold such indemnifiable party harmless against such claim, liability or loss, then, in such case, the User shall have a primary obligation to pay such claim, liability or loss on behalf of such indemnifiable party and may not defer discharge of its indemnity obligation hereunder until such indemnifiable party shall have first paid such claim, liability or loss and thereby incurred actual loss.

         (d) The covenants of indemnity by the User contained in this Section shall survive the termination of this Lease Agreement with respect to events or occurrences happening prior to or upon the termination of this Lease Agreement and shall remain in full force and effect until the commencement of an action with respect to any such event or occurrence shall be prohibited by law.

         SECTION 5.06  Obligations of User Unconditional

         The obligation of the User to make all Rental Payments and all other payments provided for herein and to perform and observe the other agreements and covenants on its part herein contained shall be absolute and unconditional, irrespective of any rights of set-off, recoupment or counterclaim it might otherwise have against the Issuer. The User will not suspend or discontinue any such payment or fail to perform and observe any of its other agreements and covenants contained herein or terminate any of the Financing Documents, for any cause whatsoever, including, without limiting the generality of the foregoing, any acts or circumstances that may constitute an eviction or constructive eviction, failure of consideration or commercial frustration of purpose, the invalidity or unenforceability of the Bonds or any of the Financing Documents or any provision thereof, the invalidity or unconstitutionality of the Enabling Law or any provision thereof, any damage to or destruction of the Project or any part thereof, the taking by eminent domain of title to or the right to temporary use of all or any part of the Project, any failure of the Credit Obligor to make a payment pursuant to the Letter of Credit or to reinstate the appropriate amount thereof, any change in the tax or other laws or administrative rulings, actions or regulations of the United States of America or of the State or any political or taxing subdivision of either thereof, or any failure of the Issuer to perform and observe any agreement or covenant, whether express or implied, any duty, liability or obligation arising out of or in connection with this Lease Agreement. Notwithstanding the foregoing, the User may, at its own cost and expense and in its own name or in the name of the Issuer, prosecute or defend any action or proceeding, or take any other action involving third persons which the User deems reasonably necessary in order to secure or protect its rights of use and occupancy and the other rights hereunder. The provisions of the first and second sentences of this Section shall apply only so long as any of the Bonds remains Outstanding.

         SECTION 5.07  This Lease a Net Lease

         The User recognizes, understands and acknowledges that it is the intention hereof that this Lease Agreement be a net lease and that as long as any of the Bonds are Outstanding all Basic Rent be available for payment of the principal of, premium (if any) and interest on the Bonds and that all Additional Rent shall be available for the purposes specified therefor. This Lease Agreement shall be construed to effectuate such intent.


ARTICLE 6                                             ARTICLE 6
---------                                             ---------

                                       Maintenance, Alterations, Replacements,
                                                  Taxes and Insurance

          SECTION 6.01 Maintenance and Repairs, Alterations and Improvements, Party Walls; and Liens; Utility Charges

         (a) The User shall, at its own expense, (1) keep the Project in as reasonably safe condition as its operations permit, (2) from time to time make all necessary and proper repairs, renewals and replacements thereto, including external and structural repairs, renewals and replacements, and (3) pay all gas, electric, water, sewer and other charges for the operation, maintenance, use and upkeep of the Project.

         (b) The User may, at its own expense, make structural changes, additions, improvements, alterations or replacements to the Improvements that it may deem desirable, provided such structural changes, additions, improvements, alterations or replacements do not change the character of the Project as a "project" under the Enabling Law, and that such additions, improvements, alterations or replacements will not adversely affect the utility of the Project or substantially reduce its value. All such changes, additions, improvements, alterations and replacements whether made by the User or the Issuer shall become a part of the Project and shall be covered by this Lease Agreement.

         (c) The User may connect or "tie-in" walls of the Improvements and utility and other facilities located on the Project Site to other structures and facilities owned or leased by it on real property adjacent to the Project Site. The User may use as a party wall any wall of the Improvements which is on or contiguous to the boundary line of real property owned or leased by it, and in the event of such use, each party hereto hereby grants to the other a ten-foot easement adjacent to any such party wall for the purpose of inspection, maintenance, repair and replacement thereof and the tying in of new construction. If the User utilizes any wall of the Improvements as a party wall for the purpose of tying in new construction that will be utilized under common control with the Project, the User may also remove any non-loadbearing wall panel in the party wall; provided however, if the adjacent property ceases to be operated under common control with the Project, the User shall, at its own expense, install wall panels similar in quality to those that have been removed. Prior to the exercise of any one or more of the rights granted by this subsection (c), the User shall demonstrate to the reasonable satisfaction of the Issuer and Trustee that the operation of the Project will not be adversely affected by the exercise of such rights.

         (d) The Issuer shall also, upon request of the User, grant such utility and other similar easements over, across or under the Project Site as shall be necessary or convenient for the furnishing of utility and other similar services to the Project or to real property adjacent to or near the Project Site and owned or leased by the User; provided that such easements shall not adversely affect the operation of the facilities forming a part of the Project.

          SECTION   6.02   Removal  of,   Substitution   and   Replacement   for
Equipment

         If the User in its sole discretion determines that any item of Equipment has become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary in the operation of the Project, the User may remove such Equipment from the Improvements or the Project Site and (on behalf of the Issuer) sell, trade in, exchange or otherwise dispose of it without any responsibility or accountability to the Issuer or the Trustee therefor, provided that the User shall either:

                  (a) substitute and install in or on the Project Site other personal property or fixtures which shall (1) have equal or greater utility (but not necessarily the same value or function) in the operation of the Project, (2) be free of all liens and encumbrances except for purchase money liens or encumbrances reasonably acceptable to the Trustee, (3) be the sole property of the Issuer, subject to the demise hereof, (4) be held by the User on the same terms and conditions as the items originally comprising the Equipment, and (5) not impair the Project or change the nature of the Project as a "project" under the Enabling Law; or

                  (b) forthwith upon such sale apply the price or amount obtained upon the sale of such Equipment to the redemption of the principal of the Bonds in accordance with the terms thereof.

         SECTION 6.03 Installation of Machinery and Equipment Owned or Leased by the User or Subject to a Security Interest in Third Parties

         (a) The User, may, at its own expense, or permit any sublessee of the Project to, at its own expense, install at the Project any machinery, equipment or other personal property which will facilitate the operation of the Project. Any such property which is installed and does not constitute a part of the Project under the terms of this Lease Agreement shall be and remain the property of the User or such sublessee and may be removed thereby at any time while no Event of Default exists under this Lease Agreement; provided, that any damage to the Project occasioned by such removal shall be repaired by such party at its own expense.

         (b) If (i) any machinery, equipment or other personal property is leased by the User or the User shall have granted a security interest in any such property in connection with the acquisition thereof by the User, (ii) such property is installed or is located on the Project Site, and (iii) such property does not constitute a part of the Project under the terms of this Lease Agreement, then the lessor of such property or the party holding a security interest therein, as the case may be, may remove such property from the Project Site even though an Event of Default may then exist hereunder or this Lease Agreement may have been terminated following an Event of Default hereunder, provided, that the foregoing permission to remove shall be subject to the agreement by such lessor or secured party to repair at its own expense any damage to the Project occasioned by such removal.

         SECTION 6.04  Insurance

         (a) The User will take out and continuously maintain in effect the following insurance with respect to the Project, paying as the same become due all premiums with respect thereto:

                  (1) Insurance to the extent of the full insurable value of the Project against loss or damage by fire, tornado, windstorm, flood and other hazards and casualties, with uniform standard extended coverage endorsement limited only as may be provided in the standard form of extended coverage endorsement at the time in use in the State.

                  (2) Insurance against liability for bodily injury to or death of persons and for damage to or loss of property occurring on or about the Project or in any way related to the condition or operation of the Project, in the minimum amounts of $1,000,000 for death of or bodily injury to any one person, $3,000,000 for all death and bodily injury claims resulting from any one accident, and $500,000 for property damage.

                  (3) Flood insurance under the national flood insurance program established by the Flood Disaster Protection Act of 1973, as at any time amended, only during such times while the Project is eligible under such program, in an amount at least equal to the principal amount of the Bonds Outstanding or to the maximum limit of coverage made available with respect to the Project under said Act, whichever is less.

                  (4) Title insurance in an amount equal to the initial stated amount of the Letter of Credit, insuring the mortgage on the Project created by the Financing Documents subject to no liens and encumbrances other than such encumbrances as shall be approved by the Trustee and the Credit Obligor. Any proceeds of such title insurance shall be applied, at the direction of the Credit Obligor, to cure the title defect in respect of which such proceeds are made available or shall be deposited with the Trustee and applied to the redemption of the Bonds in accordance with the terms thereof.

                  (5) Use and occupancy insurance (or business interruption or risk insurance) covering suspension or interruption of the User's operations at the Project in whole or in part, with such exemptions as are customarily imposed by insurers, covering a period of suspension or interruption of at least six months with a minimum limit in an amount equal to 100% of the maximum amount to be paid as Rental Payments and other payments under Article 5 hereof during the then current or any subsequent year.

                  (6) During the period of acquisition and construction of any part of the Project builders' risk insurance in the amount of the full replacement value of the Project against all losses which are normally covered by such builders' risk insurance. The User may satisfy its obligations with respect to the builder's risk insurance by causing such insurance to be carried by a construction contractor for any part of the Project.

         (b) All policies evidencing the insurance required by the terms of the preceding paragraph shall be taken out and maintained in generally recognized responsible insurance companies, qualified under the laws of the State to assume the respective risks undertaken. All such insurance policies shall name as either loss payee or additional insureds the Credit Obligor, the Issuer and the Trustee (as their respective interests shall appear) and shall contain, where appropriate, standard mortgage clauses providing for all losses thereunder in excess of $50,000 to be paid to the Trustee; provided that all losses (including those in excess of $50,000) may be adjusted by the User, subject, in the case of any single loss in excess of $50,000, to the approval of the Trustee. The User may insure under a blanket policy or policies.

         (c) Each insurance policy required to be carried by this Section shall contain, to the extent obtainable, an agreement by the insurer that (1) the User may not, without the consent of the Credit Obligor, the Issuer and Trustee, cancel such insurance or sell, assign or dispose of any interest in such insurance, policy or any proceeds thereof, (2) such insurer shall notify the Credit Obligor, the Issuer and the Trustee if any premium is not paid when due or if any such policy is not renewed prior to the expiration thereof, and (3) such insurer shall not materially amend or cancel any such policy except on 30 days' prior written notice to the Credit Obligor, the Issuer and the Trustee.

         (d) The User shall deposit with the Trustee a certificate or certificates of the respective insurers attesting the fact that all policies evidencing the insurance required to be carried by this Section are in force and effect. Upon the expiration of any such policy, the User shall furnish to the Trustee evidence reasonably satisfactory to the Trustee that such policy has been renewed or replaced by another policy or that there is no necessity therefor under this Lease Agreement.


ARTICLE 7                                             ARTICLE 7
---------                                             ---------

                                            Provisions Respecting Damage,
                                            Destruction and Condemnation

         SECTION 7.01  Damage and Destruction

         (a) If no Lease Default shall have occurred and be continuing and the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not been instituted insolvency proceedings with respect to the Credit Obligor, then all Net Proceeds of insurance resulting from claims for losses in respect of damage to or destruction of the Project (in whole or in part) shall be applied as provided in the Credit Obligor Mortgage.

         (b) If no Lease Default shall have occurred and be continuing and the Letter of Credit is not in effect, or if the Credit Obligor has dishonored any draw thereunder or if there has been instituted insolvency proceedings with respect to the Credit Obligor, then the following provisions shall apply in event of damage to or destruction of the Project(in whole or in part):

                  (1) If the Project is destroyed (in whole or in part) or is damaged the User shall continue to make Rental Payments and will promptly give written notice of such damage and destruction to the Trustee and the Issuer. All Net Proceeds of insurance resulting from claims for such losses shall be paid to the Trustee and deposited in the Construction Fund, whereupon (i) the User, or the Issuer at the User's direction, shall proceed promptly to repair, rebuild or restore the property damaged or destroyed to substantially the same condition in which it existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the User and as will not impair the operating unity or productive capacity of the Project or its character as a "project" under the Enabling Law, and (2) the Issuer shall cause withdrawals to be made from the Construction Fund to pay the costs of such repair, rebuilding or restoration, either on completion thereof or as the work progresses. The balance (if any) of Net Proceeds remaining after the payment of all of the costs of such repair, rebuilding or restoration shall be applied to the redemption of Bonds in accordance with the provisions thereof and of the Indenture, or, if none of the Bonds are then Outstanding, shall be paid to the User.

                  (2) In the event the Net Proceeds are not sufficient to pay in full the costs of repairing, rebuilding and restoring the Project as provided in this Section, the User shall nonetheless complete the work thereof and shall pay that portion of the costs thereof in excess of the amount of said proceeds or shall pay to the Trustee for the account of the Issuer the moneys necessary to complete said work. The User shall not by reason of the payment of such excess costs (whether by direct payment thereof or payment to the Trustee therefor) be entitled to any reimbursement from the Issuer or any abatement or diminution of the Rental Payments hereunder.

                  (3) Anything in this Section to the contrary notwithstanding, if, as a result of such damage or destruction the User is entitled to exercise an option to purchase the Project and duly does so in accordance with the applicable provisions of Section 11.03 hereof, then neither the User nor the Issuer shall be required to repair, rebuild or restore the property damaged or destroyed, and so much (which may be all) of any Net Proceeds referable to such damage or destruction as shall be necessary to provide for full payment of the Indenture Indebtedness shall be paid to the Trustee and the excess thereafter remaining (if any) shall be paid to the User.

         (c) If a Lease Default has occurred and is continuing, and the Letter of Credit is not in effect or the Credit Obligor has dishonored any draw thereunder or there has been instituted insolvency proceedings with respect to the Credit Obligor, then all Net Proceeds of insurance resulting from claims for losses in respect to damage to or destruction of the Project (in whole or in part) shall be applied to the redemption of the Bonds in accordance with the terms thereof.

         SECTION 7.02  Condemnation

         (a) If no Lease Default shall have occurred and be continuing and the Letter of Credit is in effect and the Credit Obligor has not dishonored any draws thereunder and there has not been instituted insolvency proceedings with respect to the Credit Obligor, then all Net Proceeds resulting from any taking by eminent domain of the Project (in whole or in part) shall be applied as provided in the Credit Obligor Mortgage.

         (b) If no Lease Default shall have occurred and be continuing and the Letter of Credit is not in effect, or if the Credit Obligor has dishonored any draw thereunder or if there has been instituted insolvency proceedings with respect to the Credit Obligor, then the following provisions shall apply in event of any taking by eminent domain of the Project (in whole or in part):

                  (1) In the event that title to, or the temporary use of, the Project or any part thereof shall be taken under the exercise of the power of eminent domain and as a result thereof the User is entitled to exercise an option to purchase the Project and duly does so in accordance with the applicable provisions of Section 11.03 hereof, so much (which may be all) of the Net Proceeds referable to such taking, including the amounts awarded to the Issuer and the Trustee and the amount awarded to the User for the taking of all or any part of the leasehold estate of the User in the Project created by this Lease Agreement, as shall be necessary to provide for full payment of the Indenture Indebtedness shall be paid to the Trustee and the excess of such Net Proceeds remaining (if any) shall be paid to the User.

                  (2) If as a result of such taking, the User is not entitled to exercise an option to purchase the Project under Section 11.03 hereof, or, having such option, fails to exercise the same in accordance with the terms thereof or notifies the Issuer and the Trustee in writing that it does not propose to exercise such option, the User shall be obligated to continue to make the Rental Payments and the entire Net Proceeds hereinabove referred to shall, be paid to the Trustee and applied in one or more of the following ways as shall be directed in writing by the User:

                           (i) To the restoration of the remaining  improvements
                  located on the Project Site to substantially the same condition in which they existed prior to the exercise of the power of eminent domain;

                           (ii) To the acquisition, by construction or otherwise, by the Issuer of other lands or improvements suitable for the User's operations at the Project, which land or improvements shall be deemed a part of the Project and available for use and occupancy by the User without the payment of any Rental Payments other than that herein provided to the same extent as if such land or other improvements were specifically described herein and demised hereby, and which land or improvements shall be acquired by the Issuer subject to no liens or encumbrances.

                  (3) Any balance of such Net Proceeds remaining after the application thereof as provided in subsection (b) of this Section shall be applied to the redemption of the Bonds in accordance with the terms thereof, or, if the Indenture Indebtedness is paid in full, shall be paid to the User.

                  (4) The Issuer shall cooperate fully with the User in the handling and conduct of any prospective or pending condemnation proceeding with respect to the Project or any part thereof and shall, to the extent it may lawfully do so, permit the User to litigate in any such proceeding in the name and behalf of the Issuer. In no event shall the Issuer settle, or consent to the settlement of, any prospective or pending condemnation proceeding without the prior written consent of the User.

                  (5) The User shall be entitled to the Net Proceeds of any award or portion thereof made for damage to or taking of its own property not included in the Project, provided that any Net Proceeds resulting from the taking of all or any part of the leasehold estate of the User in the Project created by this Lease Agreement shall be paid and applied in the manner provided in this Section 7.02.

         (c) If a Lease Default has occurred and is continuing, and the Letter of Credit is not in effect or the Credit Obligor has dishonored any draw thereunder or there has been instituted insolvency proceedings with respect to the Credit Obligor, then all Net Proceeds of condemnation awards resulting from condemnation of the Project (in whole or in part) shall be applied to the redemption of the Bonds in accordance with the terms thereof.


ARTICLE 8                                             ARTICLE 8
---------                                             ---------


                           Assignment, Subleasing, Mortgaging and the Bonds

          SECTION    8.01     Provisions     Relating    to    Assignment    and
Subleasing

         With the consent of the Trustee and the Credit Obligor, except as provided below, the User may assign this Lease Agreement and the leasehold interest created hereby and may sublet the Project or any part thereof, subject, however, to the following conditions:

                  (1) No such assignment or subleasing and no dealings or transactions between the Issuer or the Trustee and any assignee or sublessee shall in any way relieve the User from primary liability for any of its obligations hereunder. In the event of any such assignment or subleasing the User shall continue to remain primarily liable for the payment of all Rental Payments herein provided to be paid by it and for the performance and observance of the other agreements and covenants on its part herein provided to be performed and observed by it.

                  (2) The User will not assign the leasehold interest created hereby nor sublease the Project to any person unless the operations of such assignee or sublessee are consistent with, and in furtherance of, the purpose of the Enabling Law. The User shall, prior to any such assignment or sublease, demonstrate to the reasonable satisfaction of the Trustee that the operations of such assignee or sublessee will preserve the character of the Project as a "project" under the Enabling Law, if applicable, and deliver to the Trustee an Opinion of Bond Counsel acceptable to the Trustee to the effect that such assignment or sublease will not cause the interest on the Bonds to be Taxable.

                  (3) The User shall, within 30 days after the delivery thereof, furnish to the Issuer and the Trustee a true and complete copy of each such assignment or sublease.

          SECTION  8.02   Assignment  of  Lease   Agreement  and  Rents  by  the
Issuer

         The Issuer has, simultaneously with the delivery of this Lease Agreement, assigned its interest in and pledged any money receivable under this Lease Agreement (other than certain rights to indemnification and reimbursement) to the Trustee as security for payment of the Bonds, and the User hereby consents to such assignment and pledge. The Issuer has in the Indenture obligated itself to follow the instructions of the Trustee or the Owners or a certain percentage thereof in the election or pursuit of any remedies herein vested in it. The Trustee shall have all rights and remedies herein accorded to the Issuer and any reference herein to the Issuer shall be deemed, with the necessary changes in detail, to include the Trustee, and the Trustee and the registered owners of the Bonds are deemed to be third party beneficiaries of the covenants, agreements and representations of the User herein contained. Neither the Issuer nor the User will unreasonably withhold any consent herein or in the Indenture required of either of them. The User shall not be deemed to be a party to the Indenture or the Bonds and reference in this Lease Agreement to the Indenture and the Bonds shall not impose any liability or obligation upon the User other than its specific obligations and liabilities undertaken in this Lease Agreement.

          SECTION 8.03 Transfer or Encumbrance Created by Issuer; Corporate Existence of Issuer

         (a) Without the prior written consent of the Trustee, the Credit Obligor, and the User, the Issuer (1) will not sell, transfer or convey the Project or any part thereof, except as provided in this Lease Agreement, and (2) will not create or incur or suffer or permit to be created or incurred or to exist any mortgage, lien, charge or encumbrance on the Project or any part thereof.

         (b) The Issuer shall not consolidate with or merge into any other corporation or transfer its property substantially as an entirety, except as provided in the Indenture.

         SECTION 8.04  Redemption of Bonds

         (a) The Issuer will redeem any or all of the Bonds upon the occurrence of any event or contingency requiring the mandatory redemption of Bonds, all in accordance with the applicable provisions of the Bonds and the Indenture.

         (b) If no Lease Default exists, the Issuer will exercise any right of optional redemption with respect to the Bonds only upon the written request of the User.


ARTICLE 9                                             ARTICLE 9
---------                                             ---------

                                                Covenants of the User

         Until the Indenture Indebtedness is paid in full:

         (a) The User shall not do or permit anything to be done at the Project that will affect, impair or contravene any policies of insurance that may be carried on the Project. The User will, in the use of the Project and the public ways abutting the same comply with all lawful requirements, the violation of which would have a material adverse effect on the Project, of all governmental bodies; provided, however, the User may, at its own expense in good faith contest the validity or applicability of any such requirement.

         (b) The User shall permit the Issuer, the Trustee, the Credit Obligor and their duly authorized agents at all reasonable times to enter upon, examine and inspect the Project.

         (c) The User will maintain proper books of record and account, in which full and correct entries will be made, in accordance with generally accepted accounting principles, of all its business and affairs. The User shall furnish to the Trustee with reasonable promptness such financial information of the User as the Trustee shall reasonably request.

         (d) The User will duly pay and discharge all taxes, assessments and other governmental charges and liens lawfully imposed on the User and upon the properties of the User, and the Project; provided, however, the User will not be required to pay any taxes, assessments or other governmental charges so long as in good faith it shall contest the validity thereof by appropriate legal proceedings, the User has given notice of such contest to the Trustee, the User has established adequate reserves therefor, and no part of the Project shall, in the opinion of the Trustee, be subject to loss or forfeiture.

         (e) The User will comply with all valid laws, ordinances, regulations and requirements applicable to it or to its property and the Project.

         (f) Except as otherwise permitted in the Credit Documents, the User will maintain and preserve its existence as a corporation under the laws of the State of Delaware and will not voluntarily dissolve without first discharging its obligations under this Agreement and will not in any manner transfer or convey any substantial portion of its properties, assets or licenses without receipt of present and adequate consideration therefor.

         (g) The User will do, execute, acknowledge and deliver such further acts, conveyances, mortgages, financing statements and assurances as the Issuer or the Trustee shall require for accomplishing the purposes of the Financing Documents. The User will cause this Lease Agreement, any amendments to this Lease Agreement and other instruments of further assurance, including financing statements and continuation statements, to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed in such places as may be required by law fully to preserve and protect the rights of the Issuer and the Trustee to all property comprising the Project.


                                                     ARTICLE 10ARTICLE 10

                                           Events of Default and Remedies

         SECTION 10.01  Events of Default

         Any one or more of the following shall constitute an event of default (a "Lease Default") under this Lease Agreement (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any Basic Rental Payment when such Basic Rental Payment becomes due and payable; or

                  (2) default in the performance, or breach, of any covenant or warranty of the User in this Lease Agreement (other than a covenant or warranty, a default in the performance or breach of which is elsewhere in this Section specifically described), and the continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the User and the Credit Obligor by the Issuer or by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "notice of default" hereunder, provided that if such default is of a kind which cannot reasonably be cured within such thirty-day period, the User shall have a reasonable period of time within which to cure such default, provided that it begins to cure the default promptly after its receipt of such written notice and proceeds in good faith, and with due diligence, to cure such default; or

                  (3) The dissolution or liquidation of the User or the filing by the User of a voluntary petition in bankruptcy, or failure by the User promptly to lift any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operations at the Project, or the User's seeking of or consenting to or acquiescing in the appointment of a receiver of all or substantially all its property or of the Project, or the adjudication of the User as a bankrupt, or any assignment by the User for the benefit of its creditors, or the entry by the User into an agreement of composition with its creditors, or if a petition or answer is filed by the User proposing the adjudication of the User as a bankrupt or its reorganization, arrangement or debt readjustment under any present or future federal bankruptcy code or any similar federal or state law in any court, or if any such petition or answer is filed by any other person and such petition or answer shall not be stayed or dismissed within 60 days.

                  (4) The occurrence of an event of default under any of the other Financing Documents; or

                  (5) Receipt by the Trustee of written notice from the Credit Obligor that an event of default has occurred and is continuing under the Credit Documents or any other related documents to which the User and the Credit Obligor are parties signatory thereto.

         SECTION 10.02  Remedies on Default

         Whenever any such Lease Default shall have happened and be continuing, the Issuer or the Trustee may, with the consent of the Credit Obligor, take any of the following remedial steps:

                  (1) Declare all installments of Basic Rental Payments for the remainder of the Lease Term to be immediately due and payable, whereupon the same shall become immediately due and payable;

                  (2) Reenter the Project, without terminating this Lease Agreement, and, upon ten days' prior written notice to the User and Credit Obligor, relet the Project or any part thereof for the account of the User, for such term (including a term extending beyond the Lease
         Term) and at such rentals and upon such other terms and conditions, including the right to make alterations to the Project or any part thereof, as the Issuer may, with the approval of the Trustee and Credit Obligor, deem advisable, and such reentry and reletting of the Project shall not be construed as an election to terminate this Lease Agreement nor relieve the User of its obligations to pay Basic Rent and Additional Rent or to perform any of its other obligations under this Lease Agreement, all of which shall survive such reentry and reletting, and the User shall continue to pay Basic Rent and all Additional Rent provided for in this Lease Agreement until the end of the Lease Term, less the net proceeds, if any, of any reletting of the Project after deducting all of the Issuer's and Trustee's expenses in connection with such reletting, including, without limitation, all repossession costs, brokers' commissions, attorneys' fees, alteration costs and expenses of preparation for reletting;

                  (3) Terminate this Lease Agreement, exclude the User from possession of the Project and, if the Issuer or Trustee elects so to do, lease the same for the account of the Issuer, holding the User liable for all rent due up to the date such lease is made for the account of the Issuer; or

                  (4) Take whatever legal proceedings may appear necessary or desirable to collect the Rental Payments then due, whether by declaration or otherwise, or to enforce any obligation or covenant or agreement of the User under this Lease Agreement or by law.

         SECTION 10.03  Availability of Remedies

         (a) No remedy herein conferred upon or reserved to the Issuer or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Lease Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient.

         (b) In the event any agreement contained in this Lease Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

         (c) All rights, remedies and powers provided by this Article may be exercised only to the extent the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Lease Agreement invalid or unenforceable.

         SECTION 10.04  Agreement to Pay Attorneys' Fees and Expenses

         In the event the User should default under any of the provisions of this Lease Agreement and the Issuer or the Trustee (in its own name or in the name and on behalf of the Issuer) should employ attorneys or incur other expenses for the collection of rent or the enforcement of performance or observance of any obligation or agreement on the part of the User herein contained, the User will on demand therefor pay to the Issuer or the Trustee (as the case may be) the reasonable fee of such attorneys and such other reasonable expenses so incurred.


                                                     ARTICLE 11ARTICLE 11

                                                       OPTIONS

         SECTION 11.01  Options to Terminate

         The User shall have, if it is not in default hereunder, the option to cancel or terminate the term of this Lease Agreement at any time after full payment of the Indenture Indebtedness and termination of the Letter of Credit by giving the Issuer notice in writing of such termination and such termination shall forthwith become effective. This Lease Agreement may not be terminated prior to payment in full of the Indenture Indebtedness even if all amounts due hereunder have been paid in full.

         SECTION 11.02  Option to Renew

         There shall be no option to renew the term of this Lease Agreement.

          SECTION 11.03 Option to Purchase  Prior to Payment of the  Bonds


         (a) The User, if not in default hereunder, shall have the option to purchase the Project at any time prior to the full payment of the Indenture Indebtedness if any of the following shall have occurred:

                  (i) The Project or any part thereof shall have been damaged or destroyed (A) to such extent that, in the opinion of the User, it cannot be reasonably restored within a period of four consecutive months substantially to the condition thereof immediately preceding such damage or destruction, or (B) to such extent that, in the opinion of the User, the User is thereby prevented from carrying on its normal operations at the Project for a period of four consecutive months, or
         (C) to such extent that the cost of restoration thereof would exceed by more than $50,000 the Net Proceeds of insurance carried thereon pursuant to the requirements of this Lease Agreement; or

                  (ii) Title to the Project or any part thereof or the leasehold estate of the User in the Project created by this Lease Agreement or any part thereof shall have been taken under the exercise of the power of eminent domain by any governmental authority or person, firm or corporation acting under governmental authority, which taking may result, in the opinion of the User, in the User being thereby prevented from carrying on its normal operations at the Project for a period of four consecutive months; or

                  (iii) As a result of any changes in the Constitution of the State or the Constitution of the United States of America or of legislative or administrative action (whether state or Federal), or by final decree, judgment or order of any court or administrative body (whether state or Federal) entered after the contest thereof by the User in good faith, this Lease Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purpose of the parties as expressed herein, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the User, including without limitation, the imposition of taxes of any kind on the Project or the income or profits of the Issuer therefrom, or upon the interest of the User therein, which taxes were not being imposed on the date of this Lease Agreement;

         (b) To exercise such option, the User shall, within 30 days following the event authorizing the exercise of such option, give written notice to the Issuer and to the Trustee and shall specify therein the date of closing such purchase, which date shall be not less than 30 days from the date such notice is mailed, and shall make arrangements satisfactory to the Trustee for the giving of the required notice for the redemption of the Bonds. The purchase price payable by the User in the event of its exercise of the option granted in this Section shall be that amount required to pay in full all Indenture Indebtedness and shall be paid to the Trustee.

         (c) Upon the exercise of the option granted in this Section and the payment of the option price, any Net Proceeds of insurance or condemnation award then on hand or thereafter received shall be paid to the User.

          SECTION 11.04 Option to Purchase Project After Payment of the Indenture Indebtedness

         (a) The User shall have the option to purchase the Project at any time following full payment of the Indenture Indebtedness for a purchase price of $10.00. To exercise the option granted in this Section, the User shall notify the Issuer of its intention so to exercise such option prior to the proposed date of purchase and shall on the date of purchase pay such purchase price to the Issuer. The User may not purchase the Project prior to payment in full of all Indenture Indebtedness even if all amounts due hereunder shall have been paid in full.

         (b) In the event the option granted in this Section 11.04 has not been exercised prior to the end of the Lease Term, then said option shall automatically be considered to be exercised upon the end of the Lease Term unless the User gives written notice prior thereto that it does not elect to exercise such option.

          (c) For the purposes hereof reference is hereby made to the decision of the Alabama Supreme Court in Town of Uniontown v. Landmark Dev. Co., 469 So.2d 565 Ala. 1985).

          SECTION  11.05 Option to Purchase  Portions of Project  Site

         (a) The User, if not in default hereunder, shall have the option to purchase any Unimproved portion of the Project Site at any time and from time to time with the prior written consent of the Trustee and for a purchase price equal to the pro-rata cost of such portion of the Project Site to be so purchased, provided that the User furnish the Issuer and the Trustee with the following:

                  (1) A notice in writing containing (i) an adequate legal description of that portion of the Project Site with respect to which such option is to be exercised, which portion may include rights granted in party walls, the right to "tie-into" existing utilities, the right to connect and join any building, structure or improvement with existing structures, facilities and improvements on the Project Site, and the right of ingress or egress to and from the public highway which shall not interfere with the use and occupancy of existing structures, improvements and buildings, and (ii) a statement that the User intends to exercise such option to purchase such portion of the Project Site on a date stated.

                  (2) A certificate of an Independent Engineer or of an Independent Architect made and dated not more than 90 days prior to the date of the purchase and stating that, in the opinion of the person signing such certificate, (i) the portion of the Project Site with respect to which the option is exercised is not needed for the operation of the then existing Project and (ii) the severance of such portion of the Project Site and the location or construction thereon of buildings, structures and improvements, if any, will not impair the usefulness of the then existing Project or the means of ingress and egress to and from the remaining portions of the Project or impair or deny highway access, rail access or utility services to such remaining portions of the Project.

                  (3) An amount of money equal to the purchase price computed as provided in this Section, which amount shall be paid to the Trustee and applied to the redemption of the Bonds in accordance with the terms thereof.

         (b) Upon receipt of the notice and certificate required in this Section to be furnished by the User and the payment by the User to the Trustee of the purchase price, the Issuer will promptly deliver to the User the documents referred to in Section 11.06.

         (c) If such option relates to portions of the Project Site on which transportation or utility facilities are located, the Issuer shall retain an easement to use such transportation or utility facilities to the extent necessary for the efficient operation of the Project.

         (d) No purchase effected under the provisions of this Section shall affect the obligation of the User for the payment of Rent and other payments in the amounts and at the times provided in this Lease Agreement or the performance of any other agreement, covenant or provision hereof, and there shall be no abatement or adjustment in Rent by reason of the release of any such portion of the Project Site and the obligations of the User shall continue in all respects as provided in this Lease Agreement, excluding, however, any portion of the Project Site so purchased.

          SECTION 11.06  Conveyance of Exercise of Option to  Purchase

         At the closing of the purchase pursuant to the exercise of any option to purchase granted herein, the Issuer shall upon receipt of the purchase price deliver to the User documents conveying to the User the property with respect to which such option was exercised, as such property then exists, subject to the following: (a) all easements or other rights, if any, required to be reserved by the Issuer under the terms and provisions of the option being exercised by the User; (b) those liens and encumbrances, if any, to which title to said property was subject when conveyed to the Issuer; (c) those liens and encumbrances created by the User or to the creation or suffering of which the User consented; and (d) those liens and encumbrances resulting from the failure of the User to perform or observe any of the agreements on its part contained in this Lease Agreement.


ARTICLE 12                                           ARTICLE 12
----------                                           ----------

                                                Internal Revenue Code

          SECTION 12.01 Covenants Regarding Section 103 and Sections 141-150 of the Code

         (a) The Issuer and the User do each hereby covenant and agree for the benefit of the Owners that neither the Issuer nor the User will take any action, omit to take any action, permit any action to be taken or fail to require any action to be taken, which would cause the interest on the Bonds to be or become includable in gross income for federal income taxation. Without limiting the generality of the foregoing, the User covenants and agrees that (a) the proceeds of the Bonds shall not be used or applied in such manner as to cause any Bond to be or become an "arbitrage bond" as that term is defined in Section 148 of the Code, (b) ninety-five percent (95%) or more of the net proceeds will be used for the acquisition, construction, reconstruction, or improvement of land or property of a character subject to the allowance for depreciation, within the meaning of Section 144(a) of the Code, (c) the proceeds will be used solely for the acquisition and construction of the Project, which shall constitute facilities solely for the manufacturing, including processing, of tangible personal property, or for issuance expenses, or shall be rebated to the United States of America as provided in this Lease Agreement and the Indenture, and no part of the proceeds will be used by the User, directly or indirectly, for working capital or to finance inventory, or to acquire any facility or asset which may not be financed, in whole or in part, with the proceeds of obligations the interest on which is excludable from gross income for federal income taxation, (d) the net proceeds shall not be used for the acquisition, construction, reconstruction or improvement of any property which would cause the average maturity of the Bonds to exceed one hundred twenty percent (120%) of the average reasonably expected economic life of the facilities financed with the net proceeds of the Bonds, within the meaning of Section 147(b) of the Code,
(e) none of the net proceeds shall be used to acquire (directly or indirectly) any land (or any interest therein) to be used for farming purposes; (f) less than twenty-five percent (25%) of the net proceeds shall be used to acquire (directly or indirectly) the Project Site or any other land (or any interest therein), (g) none of the net proceeds shall be used to acquire any property or any interest therein (including, without limitation, buildings, structures, facilities, improvements, equipment, machinery or other personal property) the first use of which property was not pursuant to such acquisition with the proceeds, (h) neither the Bonds nor any proceeds therefrom shall ever be federally guaranteed, as such term is defined in Section 149(b) of the Code, except as expressly permitted by said Section 149(b), (i) neither the User nor any related person shall ever have allocated to it and outstanding tax-exempt facility-related bonds (as such term is used in Section 144(a) (10) of the Code) in an aggregate principal amount exceeding $40,000,000, (j) no party shall ever be allowed to use or otherwise occupy or derive any benefit whatsoever from the Project, or any part thereof, if the effect of the foregoing shall result in a test period beneficiary (as defined in Section 144(a) (10) of the Code) having allocated to it and outstanding in excess of $40,000,000 in aggregate principal amount of tax-exempt facility related bonds, (k) no more than two percent of the face amount of the Bonds shall be used to pay issuance costs.

         (b) The Issuer has elected and does hereby elect to have the provisions relating to the $10,000,000 limit in Section 144(a)(4) of the Code apply to the Bonds.

         (c) The Issuer and the User will each cooperate to assure compliance with the provisions of Section 12.03 of this Lease Agreement and Article XVI of the Indenture.

         SECTION 12.02 User's Obligation Upon Determination of  Taxability

         (a) Upon the occurrence of a Determination of Taxability, the Trustee shall notify the User in writing that all Outstanding Bonds shall be subject to mandatory redemption on the date specified by the Trustee in accordance with the Indenture irrespective of whether the User has violated any covenant or representation in this Lease Agreement. Within seven days after the receipt of such notice the User shall purchase the Project from the Issuer for the price specified in subsection (b) of this Section, which purchase price shall be paid to the Trustee.

         (b) The price payable by the User for the Project in the event of a Determination of Taxability shall be equal to the amount required to redeem the Bonds in accordance with the terms thereof and to pay in full all Indenture Indebtedness. There shall be credited against such payment otherwise required by this paragraph all amounts which have been paid to the Trustee pursuant to the Letter of Credit with respect to such payment of the Bonds then Outstanding.

         (c) Any other options of the User to purchase the Project shall be superseded by its mandatory obligation to purchase the Project pursuant to this section 12.02.

         SECTION 12.03  Federal Rebate Payments

         The provisions of Article XVI of the Indenture are incorporated herein by reference, and the User shall comply with said provisions and shall perform and discharge all obligations, duties and responsibilities imposed upon the User under said Article, including without limitation the payment of all required rebates to the United States of America.

         ARTICLE 13                                  ARTICLE 13
         ----------                                  ----------

                                          Provisions of General Application

         SECTION 13.01  Covenant of Quiet Enjoyment

         So long as the User performs and observes all the covenants and agreements on its part herein contained, it shall peaceably and quietly have, hold and enjoy the Project during the Lease Term subject to all the terms and provisions hereof.

         SECTION 13.02  Investment of Funds

         The Issuer shall cause any money held as a part of the Special Funds which may by the terms of the Indenture be invested to be so invested or reinvested by the Trustee solely at the request of, and solely as directed by, the User and as provided in the Indenture.

         SECTION 13.03  Issuer's Liabilities Limited

         (a) The covenants and agreements contained in this Lease Agreement shall never constitute or give rise to a personal or pecuniary liability or charge against the general credit of the Issuer, and in the event of a breach of any such covenant or agreement, no personal or pecuniary liability or charge payable directly or indirectly from the general assets or revenues of the Issuer shall arise therefrom. Nothing contained in this Section, however, shall relieve the Issuer from the observance and performance of the covenants and agreements on its part contained herein.

         (b) No recourse under or upon any covenant or agreement of this Lease Agreement shall be had against any past, present or future officer or member of the governing body of the Issuer, or of any successor either directly or through the Issuer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Lease Agreement is solely a corporate obligation, and that no personal liability whatever shall attach to, or is or shall be incurred by, any officer or member of the governing body of the Issuer or any successor corporation, or any of them, under or by reason of the covenants or agreements contained in this Lease Agreement.

         SECTION 13.04  Prior Agreements

         Excepting the Abatement Agreement and any deed, bill of sale, or other instrument by which the Project, any part thereof, or any interest therein has been transferred and conveyed by the User to the Issuer, this Lease Agreement shall completely and fully supersede all prior agreements, both written and oral, between the Issuer and the User relating to the acquisition of the Project Site, the construction of the Improvements, the acquisition and installation of the Equipment, the leasing of the Project and any options to purchase. Neither the Issuer nor the User shall hereafter have any rights under such prior agreements, except as otherwise herein provided, but shall look solely to this Lease Agreement for definition and determination of all of their respective rights, liabilities and responsibilities relating to the Project.

         SECTION 13.05  Execution Counterparts

         This Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

        SECTION 13.06 Binding Effect; Governing Law

         This Lease Agreement shall inure to the benefit of, and shall be binding upon, the Issuer, the User and their respective successors and assigns. This Lease Agreement shall be governed exclusively by the applicable laws of the State.

         SECTION 13.07  Enforceability

         In the event any provision of this Lease Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 13.08  Article and Section Captions

         The Article and Section headings and captions contained herein are included for convenience only and shall not be considered a part hereof or affect in any manner the construction or interpretation hereof.

         SECTION 13.09  Notices

         (a) Any request, demand, authorization, direction, notice, consent, or other document provided or permitted by this Lease Agreement to be made upon, given or furnished to, or filed with, the Issuer, the User, the Trustee or the Credit Obligor shall be sufficient for every purpose hereunder if in writing and (except as otherwise provided in this Lease Agreement) either (i) delivered personally to the party or, if such party is not an individual, to an officer, or other legal representative of the party to whom the same is directed
(provided that any document delivered personally to the Trustee must be delivered to a corporate trust officer at its Principal Office during normal business hours) at the hand delivery address specified in Section 1.10 of the Indenture or (ii) mailed by first-class, registered or certified mail, postage prepaid, addressed as specified in Section 1.10 of the Indenture. Any of such parties may change the address for receiving any such notice or other document by giving notice of the change to the other parties as provided in this Section.

         (b) Any such notice or other document shall be deemed delivered when actually received by the party to whom directed (or, if such party is not an individual, to an officer, or other legal representative of the party) at the address specified pursuant to this Section, or, if sent by mail, three days after such notice or document is deposited in the United States mail, proper postage prepaid, addressed as provided above.

         SECTION  13.10  Amendment  of Indenture  and this Lease  Agreement

         (a) The Issuer will not cause or permit the amendment of the Indenture or the execution of any amendment or supplement to the Indenture without the prior written consent of the User and the Credit Obligor. The Issuer and the User shall have no power to modify, alter, amend or terminate this Lease Agreement without the prior written consent of the Credit Obligor. Prior to the payment in full of the Indenture Indebtedness, the Issuer and the User shall have no power to modify, alter, amend or terminate this Lease Agreement without the prior written consent of the Trustee and then only as provided in the Indenture.

         (b) This Lease Agreement may not be amended unless there has first been delivered to the Trustee and the User an opinion of Bond Counsel that such action will not, whether solely or in conjunction with any other fact or circumstance, cause the interest on the Bonds to be or to become Taxable.

         IN WITNESS WHEREOF, the Issuer and the User have each caused this Lease Agreement to be executed in its name, under seal, and the same attested, by officers thereof duly authorized thereunto, and the parties hereto have caused this Lease Agreement to be dated as of March 1, 1997.

                            CITY OF WINFIELD, ALABAMA


                                                     By
                                                                       Mayor

S E A L

Attest: _________________________________
            Its City Clerk


                                  BUCCANEER HOMES,
                                  a division of Cavalier Manufacturing, Inc.


                                                     By


                                                     Its

S E A L

Attest: _________________________________
            Its _____________________________

STATE OF ALABAMA  )
MARION COUNTY     )

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that William D. Sager, whose name as Mayor of the City of Winfield, Alabama, a municipal corporation, is signed to the foregoing Lease Agreement and who is known to me, acknowledged before me on this day that, being informed of the contents of said Lease Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said municipal corporation.

         Given under my hand and seal this the 6th day of March, 1997.


                                   ------------------------------------
                                             Notary Public

NOTARIAL SEAL

My commission expires:  June 19, 2000

STATE OF ALABAMA  )
MARION COUNTY              )

         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that _______________________, name as ______________ of
Buccaneer Homes, a division of Cavalier Manufacturing, Inc., a Delaware corporation, is signed to the foregoing Lease Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Lease Agreement, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given   under   my  hand  and  seal   this  the   ___________   day  of
______________, 1997.


                                      ------------------------------------
                                                  Notary Public

NOTARIAL SEAL

My commission expires:  ________________________________________

                                                      EXHIBIT A
                                                         TO
                                                   LEASE AGREEMENT
                                              DATED AS OF MARCH 1, 1997
                                                       BETWEEN
                                              CITY OF WINFIELD, ALABAMA
                                                         AND
                             BUCCANEER    HOMES,    a   division   of   Cavalier
Manufacturing, Inc.


                                            Description of Real Property

                  The description of the Project Site is set forth on the following page.

A tract of land containing 12.8434 acres, situated in the Northeast 3 of the Northwest 3 of Section 18, Township 13 South, Range 12 West, Marion County, Alabama, Being more particularly described as follows: Commence at the Northeast corner of the Northeast 3 of the Northwest 3 of said Section 18; thence run S. 01 degree 18'34"E., along the East boundary of said NE3 of NW3, a distance of
51.22 feet to a point on the South right-of-way of Third Avenue North (a paved City of Winfield Street with a 50.0 foot wide right-of-way indicated); thence run N. 88 degrees 24'51"W., along the South right-of-way of said avenue, a distance of 60.08 feet to a capped rebar situated at its intersection with the West right-of-way of a 60.0 foot wide Industrial Park Road (a paved City of Winfield Street), said rebar being the point of beginning for the tract herein described to-wit: thence run S. 01 degrees 18'34"E., parallel to, the East boundary of the above said NE3 of NW3, a distance of 917.62 feet to a capped rebar situated at its intersection with the North right-of-way of a proposed
60.0 foot wide Industrial Park Road; thence run N. 89 degrees 55'45"W, along the Northerly right-of-way of said proposed road, a distance of 19.79 feet to a one inch iron pipe (found), thence continue N. 89 degrees 55'45"W., along the Northerly right-of-way of said proposed road, a distance of 600.95 feet to a one inch iron pipe (found) under an old barbed wire fence; thence run N. 00 degree 00'W., along said old fence, a distance of 765.00 feet to an old one-inch diameter pipe found at the South base of a creosote crosstie post; thence run S. 85 degrees 04'47"E., a distance of 30.50 feet to a capped rebar; thence run N. 00 degree 04'02"W., a distance of 170.00 feet to a capped rebar situated on the South right-of-way of the above said Third Avenue North; thence run S. 88 degrees 24'51"E., along the South right-of-way of said right-of-way, a distance of 569.80 feet to the point of beginning.

NOTE:    Description furnished by grantor and Jack W. Loden, Surveyor, Ala. Reg.
No. 10681, dated June 3, 1996.

A tract of land containing 11.96 acres, situated in the North 1/2 of the Northwest 1/4 of Section 18, Township 13 South, Range 12 West, Marion County, Alabama and being more particularly described as follows: Commence at the Northeast corner of the West 1/2 of the Northeast 1/4 of Northwest 1/4 of said
Section 18, thence run South along the Easterly boundary of said West 1/2-NE 1/4-NW 1/4, a distance of 220.00 feet to a one-inch iron pipe situated at the South base of a 10 inch by 6 inch diameter creosote post, said iron pipe being the point of beginning for the tract herein described to-wit: thence continue South along the Easterly boundary of said West 1/2-NE 1/4-NW 1/4 and along an old barbed wire fence, a distance of 825.00 feet to a capped rebar; thence with an interior angle of 90 degrees 00', run West, a distance of 749.00 feet to a capped rebar situated on the Easterly right-of-way of Marion County Highway Number 69; thence with an interior angle of 75 degrees 54' to chord, run in a Northeasterly direction along the Easterly right-of-way of said highway, and along the arc of a curve to the right (chord bearing=N, 14 degrees 06' E.) for a chord distance of 199.87 feet to the P.T. of said curve; thence with an interior angle of 176 degrees 13' from chord, run N. 17 degrees 53' E. and continue along the Easterly right-of-way of said highway, a distance of 675.63 feet to a one-inch angle iron & steel post (found); thence with an interior angle of 106 degrees 31', run S. 88 degrees 38' E., parallel to the North line of the above said Section 18, and along an old barbed wire and 6 foot high cyclone fence, a distance of 493.00 feet to the point of beginning, thus forming a closing interior angle of 91 degrees 22 minutes.

LESS AND EXCEPT:
A tract of land containing 1.02 acres, situated in the North 1/2 of the Northwest 1/4 of Section 18, Township 13 South, Range 12 West, Marion County, Alabama, being more particularly described as follows: Commence at the Northeast corner of the West 1/2 of the Northeast 1/4 of Northwest 1/4 of said Section 18; thence run S. 00 degrees 00' E. along the West boundary of said West 1/2 of NE 1/4 of NW 1/4, a distance of 220.00 feet to a one-inch iron pipe situated at the South base of a 10 inch by 6 inch diameter creosote post; thence continue S. 00 degrees 00' E. along the easterly boundary of said West 1/2 of NE 1/4 of NW 1/4 and along an old barbed wire fence, a distance of 765.00 feet to a one inch diameter iron pipe, said pipe being the point of beginning for the tract herein described to-wit; thence continue S. 00 degrees 00' E. along the Easterly boundary of said West 1/2 of NE 1/4 of NW 1/4 and along an old barbed wire fence, a distance of 60.00 feet to a capped rebar; thence run N. 90 degrees 00'
W. along the south boundary of the Buccaneer Homes of Alabama, Inc. tract, a distance of 749.00 feet to a capped rebar located on the Easterly right-of-way of Marion County Highway Number 69; thence run N. 14 degrees 04' E. along the Easterly right-of-way of said highway, a distance of 61.86 feet to a point; thence run N. 90 degrees 00' E., parallel to, the south boundary of said Buccaneer tract, a distance of 733.93 feet to the point of beginning.

                                                      EXHIBIT B
                                                         TO
                                                   LEASE AGREEMENT
                                              DATED AS OF MARCH 1, 1997
                                                       BETWEEN
                                              CITY OF WINFIELD, ALABAMA
                                                         AND
                             BUCCANEER    HOMES,    a   division   of   Cavalier
Manufacturing, Inc.



                                                   EQUIPMENT LIST


                                   Description of Personal Property and Fixtures
        Heating and air conditioning and ventilating equipment, electrical equipment, plumbing fixtures and furnishings, fire detection, suppression and extinguishment apparatus, equipment and fixtures, and building materials and supplies to be incorporated in the Project.



                                                   LEASE AGREEMENT

                                                  TABLE OF CONTENTS

RECITALS..........................................................................................................1


         ARTICLE 1

                                                     Definitions................................................  1

         ARTICLE 2

                                                   Representations

         SECTION 2.01  Representations by the Issuer............................................................  6
         SECTION 2.02  Representations by the User..............................................................  7

         ARTICLE 3

                                                  Demising Clauses..............................................  8

         ARTICLE 4

                                             Acquisition of the Project

         SECTION 4.01  Agreement to Acquire.....................................................................  9
         SECTION 4.02  No Warranty of Suitability of Issuer..................................................... 10
         SECTION 4.03  Pursuit of Remedies Against Vendors, Contractors and
                       Subcontractors and Their Sureties........................................................ 10
         SECTION 4.04  Completion of the Project................................................................ 10

         ARTICLE 5

                                               Duration of Lease Term
                                                and Rental Provisions

         SECTION 5.01  Duration of Term......................................................................... 11
         SECTION 5.02  Basic Rental Payments; Draws Under Letter of Credit...................................... 11
         SECTION 5.03  Additional Rental Payments............................................................... 12
         SECTION 5.04  Advances by Issuer or Trustee............................................................ 12
         SECTION 5.05  Indemnity of Issuer, Trustee and Paying Agent............................................ 13
         SECTION 5.06  Obligations of User Unconditional........................................................ 14
         SECTION 5.07  This Lease a Net Lease................................................................... 14


         ARTICLE 6

                                       Maintenance, Alterations, Replacements,
                                                  Taxes and Insurance

         SECTION 6.01  Maintenance and Repairs, Alterations and Improvements, Party
                       Walls; and Liens; Utility Charges........................................................ 15
         SECTION 6.02  Removal of, Substitution and Replacement for Equipment................................... 16
         SECTION 6.03  Installation of Machinery and Equipment Owned or Leased by
                       the User or Subject to a Security Interest in Third Parties.............................. 16
         SECTION 6.04  Insurance................................................................................ 17

         ARTICLE 7

                                            Provisions Respecting Damage,
                                            Destruction and Condemnation

         SECTION 7.01  Damage and Destruction................................................................... 18
         SECTION 7.02  Condemnation............................................................................. 20

         ARTICLE 8


                                  Assignment, Subleasing, Mortgaging and the Bonds

         SECTION 8.01  Provisions Relating to Assignment and Subleasing......................................... 21
         SECTION 8.02  Assignment of Lease Agreement and Rents by the Issuer.................................... 22
         SECTION 8.03  Transfer or Encumbrance Created by Issuer; Corporate .......................................
                  Existence of Issuer........................................................................... 22
         SECTION 8.04  Redemption of Bonds...................................................................... 23

         ARTICLE 9

                                                Covenants of the User........................................... 23

         ARTICLE 10

                                           Events of Default and Remedies

         SECTION 10.01  Events of Default....................................................................... 24
         SECTION 10.02  Remedies on Default..................................................................... 25
         SECTION 10.03  Availability of Remedies................................................................ 26
         SECTION 10.04  Agreement to Pay Attorneys' Fees and Expenses........................................... 26



                  ARTICLE 11

                                                       OPTIONS

         SECTION 11.01  Options to Terminate.................................................................... 27
         SECTION 11.02  Option to Renew......................................................................... 27
         SECTION 11.03  Option to Purchase Prior to Payment of the Bonds........................................ 27
         SECTION 11.04  Option to Purchase Project After Payment of  the Indenture Indebtedness ................ 28
         SECTION 11.05  Option to Purchase Portions of Project Site............................................. 28
         SECTION 11.06  Conveyance of Exercise of Option to Purchase............................................ 29

         ARTICLE 12

                                                Internal Revenue Code

         SECTION 12.01  Covenants Regarding Section 103 and Sections 141-150 of the ............................ 30
                        Code
         SECTION 12.02  User's Obligation Upon Determination of Taxability...................................... 31
         SECTION 12.03  Federal Rebate Payments................................................................. 31


                                                     ARTICLE 13

                                          Provisions of General Application

         SECTION 13.01  Covenant of Quiet Enjoyment............................................................. 32
         SECTION 13.02  Investment of Funds..................................................................... 32
         SECTION 13.03  Issuer's Liabilities Limited............................................................ 32
         SECTION 13.04  Prior Agreements........................................................................ 32
         SECTION 13.05  Execution Counterparts.................................................................. 33
         SECTION 13.06  Binding Effect; Governing Law........................................................... 33
         SECTION 13.07  Enforceability.......................................................................... 33
         SECTION 13.08  Article and Section Captions............................................................ 33
         SECTION 13.09  Notices................................................................................. 33
         SECTION 13.10  Amendment of Indenture and this Lease Agreement......................................... 34



TESTIMONIAL......................................................................................................35
SIGNATURES.......................................................................................................35
ACKNOWLEDGMENTS...............................................................................................36-37


EXHIBIT A
EXHIBIT B